Waiver and Resolution of the Board of Directors of Tango Incorporated
For Employee Stock Option Plan Dated 2003/04

        We, the undersigned member of the Board of Directors of Tango Incorporated., a corporation existing under the laws of the State of Florida (the “Corporation”) having duly participated in a special telephonic meeting of the Board of Directors of the Corporation on the date below written and by executing this resolution further acknowledge that we have waived any required notice pursuant to the By-laws of the Corporation and/or the corporate law of the State of Florida, do hereby state the following resolution was adopted at said meeting and the signatures below affirm the same:

BE IT RESOLVED THAT, the Corporation has adopted that certain Stock Option Plan (“ESOP”) dated 2003/2004 to be filed on a registration form S-8.

BE IT FURTHER RESOLVED that the Corporation approves the ESOP,

BE IT FURTHER RESOLVED that the transfer agent of the Corporation is authorized and directed to issue the shares of stock under the ESOP as so directed by the law firm of Feingold & Kam which has received its instructions from the officers and directors of the Corporation.

BE IT FURTHER RESOLVED that the transfer agent of the Corporation is directed to accept opinion letters from the law firm of Feingold & Kam for opinions regarding the removal of restrictive legends off of the stock of the Corporation regarding the ESOP.

BE IT FURTHER RESOLVED that five hundred and ten thousand shares (510,000) of unrestricted common stock in the Corporation shall be issued to David J. Feingold, Esq. for legal services performed by Feingold & Kam, attorneys at law with an approximate aggregate value of forty five thousand dollars.

IT BEING FINALLY RESOLVED, that the members of the Board of Directors of the Corporation affirm their agreement to the matters set forth herein, by affixing their signature hereto and returning the same to the Corporation in original or facsimile format, a copy of which shall be deemed to have the same effect as an original.

Dated this ______ day of January, 2004. ____________________________ Signature ____________________________ Sameer Hirji, President and CEO	Dated this _____ day of January, 2003 _____________________________ Signature _____________________________ Todd Violette, COO, Sec, Treasurer